Exhibit 10.28

                       ASSET PURCHASE AGREEMENT

                                BETWEEN

                   THE QUIZNO'S ACQUISITION COMPANY

                                  AND

                        BAIN'S DELI CORPORATION





                     Dated as of February 1, 1999


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                         TABLE OF CONTENTS
                                                              Page

1.    PURCHASE AND SALE OF ASSETS...............................1
      1.1  Conveyance of Assets.................................1

2.    CONSIDERATION FOR ASSETS..................................2
      2.1  Purchase Price and Payment...........................2
      2.2  Promissory Note Payment..............................3
      2.3  Security.............................................4

3.    ALLOCATION................................................4

4.    OTHER COVENANTS...........................................4
      4.1  Right of First Refusal...............................4
      4.2  License Agreement....................................5
      4.3  Financial and other Reports..........................5
      4.4  Audit Rights.........................................6

5.    CLOSING...................................................6

6.    CLOSING OBLIGATIONS.......................................6
      6.1  Seller's Obligations.................................6
      6.2  Buyer's Obligations..................................7

7.    EMPLOYEES AND EMPLOYMENT MATTERS..........................7
      7.1  No Obligations Assumed...............................7

8.    REPRESENTATIONS AND WARRANTIES OF SELLER..................7
      8.1  Organization, Good Standing, and Qualification.......7
      8.2  Authorization; Binding Obligation....................7
      8.3  Assets...............................................8
      8.4  No Violation.........................................8
      8.5  Government Consents..................................8
      8.6  No Brokers...........................................8
      8.7  Taxes................................................8
      8.8  Contracts and Other Agreements.......................9

9.    REPRESENTATIONS AND WARRANTIES OF BUYER...................9
      9.1  Familiarity and Assets...............................9
      9.2  Organization, Good Standing and Qualification........9
      9.3  Authorization; Binding Agreement.....................9
      9.4  No Violation........................................10
      9.5  Consents............................................10
      9.6  Brokers.............................................10
      9.7  Taxes...............................................10

10.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS..............10
      10.1 Accuracy of Seller's Representations and Warranties.10
      10.2 Performance by Seller...............................10
      10.3 Delivery of Documents...............................11
      10.4 Governmental and Other Consents.....................11
      10.5 Closing Obligations.................................11

11.   CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.............11
      11.1 Accuracy of Buyer's Representations and Warranties..11
      11.2 Performance by Buyer................................11
      11.3 Delivery of Documents...............................11
      11.4 Closing Obligations.................................11

12.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES...............11

13.   INDEMNIFICATION..........................................12
      13.1 Indemnification by Seller...........................12
      13.2 Indemnification of Buyer............................12
      13.3 Other Indemnification Provisions....................12

14.   CONFIDENTIALITY..........................................12

15.   MICELLANEOUS.............................................13
      15.1 Expenses............................................13
      15.2 Entire Subject Matter; Amendment....................13
      15.3 Successors and Assigns..............................13
      15.4 Counterparts........................................13
      15.5 Notices.............................................13
      15.6 Headings............................................14
      15.7 Governing Law Jurisdiction..........................14
      15.8 Attorneys' Fees.....................................14
      15.9 Schedules and Exhibits..............................14
      15.10Further Assurances..................................15


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SCHEDULES

      1.2(a)         Excluded Franchise Agreements
      4              Allocation of Purchase Price


EXHIBITS

     Exhibit A Form of Promissory Note

     Exhibit B Form of Security Agreement

     Exhibit C Form of License Agreement from Seller to Buyer

     Exhibit D Form of License Agreement from Buyer to Seller

     Exhibit E Form of Letter from Seller to Franchisees Regarding Assignment

                     ASSET PURCHASE AGREEMENT

      THIS AGREEMENT ("Agreement") is made and entered into as of the 1st day of February, 1999, in Denver, Colorado by and between THE QUIZNO'S ACQUISITION COMPANY, a Colorado corporation ("Seller"), and BAIN'S DELI CORPORATION, a Pennsylvania corporation, and Jeffrey Jolles, an individual (collectively called "Buyer").

      WHEREAS, Seller owns certain assets, property and other matter as described in this Agreement ("Assets") that it has the right to, and does, operate, utilize and possess on an ongoing basis in conducting the franchise system represented by the Franchise Agreements (as defined below) other than the Excluded Agreements (as defined below) ("Franchise System") and restaurant business known as "Bain's Deli"(collectively, the "Business"); and

      WHEREAS, Seller is willing to grant Buyer a right of first refusal to purchase such of the Excluded Agreements as are sold or transferred to a person or entity that is not owned or controlled by, under control of, or under common control with Seller ("Affiliate"); and

      WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, subject to the terms and conditions set forth in this Agreement and for the consideration as hereinafter specified, certain but not all of the Assets and Business of Seller as hereinafter set forth; and

      WHEREAS, the parties acknowledge the existence of liens against the Assets ("Existing Liens"), which liens may encumber certain of the assets being transferred hereunder, and shall enter into an indemnification agreement ("Indemnification Agreement") in which Seller will agree to protect Buyer with respect to such liens.

      NOW, THEREFORE, the parties agree as follows:

1     PURCHASE AND SALE OF ASSETS

     1.1 Conveyance of Assets. At the "Closing" (as defined below), Seller agrees to convey, transfer, assign and sell to Buyer and Buyer agrees to acquire, accept, and purchase from Seller, those Assets specifically listed below (collectively called the "Assets"). Seller will convey to Buyer at the Closing good and marketable title to all of the Assets, free and clear of all liens except as provided in the Indemnification Agreement. The Assets shall include:

          (a) The rights of Seller under any Bain's Deli franchise or license agreement between Seller and any third-party, including rights to receive royalty payments, commencing as of February 1, 1999 ("Franchise Agreements"), other than the Excluded Agreements as defined Section 1.2.

          (b) All of the Seller's claims and choses in action arising out of or in connection with the Franchise System, and all warranties, rights, and claims of Seller under all existing warranties relating to any and all of the Assets, other than those related to the Excluded Agreements.

          (c) All of Seller's goodwill relating to the Business, including goodwill relating to the Franchise System ("Goodwill") other than goodwill associated with the Excluded Agreements or with the Marks (as defined in Section 4.2);

          (a) All of Seller's accounts receivable ("Accounts Receivable") other than Accounts Receivable arising from the Excluded Agreements.

     1.2 Status of Assets/Excluded Assets. The Assets will be all of the assets used in or related to the ongoing business operations of the Franchise System, excluding however the following assets:

          (a) Excluded Franchise Agreements. All Franchise Agreements for the Bain's Deli Restaurants listed on Schedule 1.2(a) ("Excluded Agreements").

          (b) Miscellaneous. Cash on hand, Accounts Receivable arising from Excluded Agreements, office furniture or computers, office leases, and goodwill associated with the Excluded Agreements or the Marks.

          (c) Pending Litigation. Any claims, or amounts recovered (including settlements or judgments) that arise from the pending litigation known as The Quizno's Corporation v. Bain's Deli Franchise Associates, LP, No. 98CV009333 (Denver District Court, State of Colorado) ("Pending Litigation"), except to the extent such judgment includes the removal of Liens (as defined in the Indemnification Agreement).

2    CONSIDERATION FOR ASSETS

     As consideration for the sale, assignment, transfer and conveyance of the Assets, Buyer hereby agrees to the following:

     2.1  Purchase Price and Payment.

          (a) Purchase Price: The total price to be paid by Buyer for the Assets is Eight Hundred Fifty Thousand Dollars ($850,000.00) ("Purchase Price").

          (b) Payment of Purchase Price: The Purchase Price will be paid as follows:

               (i) Cancellation of Independent Contractor Agreement: Fifty Thousand Dollars ($50,000.00) paid at Closing in the form of early termination of the Independent Contractor Services Agreement between Seller and Jeffrey Jolles dated February 1, 1998, and cancellation of Seller's obligations thereunder; and

               (ii) Note.  A  promissory  note for the balance for the  Purchase
                    Price in the amount of Eight Hundred Thousand Dollars $800,000 ("Promissory Note") in a form substantially the same as Exhibit A.

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     2.2  Promissory  Note  Payments.  The  Promissory  Note  shall  be  paid as follows:

          (a) Royalties or other continuing fees, however characterized, paid to Buyer for use of the Marks, commencing as of February 1, 1999 (e.g., royalties paid pursuant to the Franchise Agreements other than the Excluded Agreements) ("Proceeds") excluding, however, any form of income generated by any and all Bain's Deli restaurants currently wholly owned by Buyer and existing as of the date of this Agreement, will be paid to and collected by Buyer from Bain's franchisees on a monthly basis. Upon their receipt, Buyer will deposit all such Proceeds into a separate account at an institution to be selected by Buyer (subject to Seller's prior written approval) and established by both parties, but controlled and under the signature authority of Seller. Each month, by the fifth day of such month, Seller will pay to Buyer the first Three Thousand Three Hundred Thirty Three Dollars and 34/100s ($3,333.34) of the prior month's collected Proceeds. If any Proceeds remain, Seller will pay Fifty Percent (50%) of such remaining amount to Buyer in addition to, and at the same time as the initial payment described above. Seller will retain the remaining portion of each month's Proceeds as payments of principal (and interest if applicable pursuant to subsection 2.2(b)) due under the Promissory Note.

          (b) If the principal balance of the Promissory Note is not reduced by at least Twenty Five Thousand Dollars ($25,000.00) in any one year, interest equal to Six Percent (6%) of the outstanding balance of the Promissory Note on December 31 of such year shall be added to the principal balance of the Promissory Note.

          (c) Other than Accounts Receivable arising from the Excluded Agreements, Accounts Receivable prior to February 1, 1999, that are collected after such date will be paid Fifty Percent (50%) to Seller and Fifty Percent (50%) to Buyer upon collection; provided that until paid in full, Buyer's portion will be applied to reduce the principal and interest (if any) owed under the Promissory Note. Buyer will be responsible for all efforts of collection of the Accounts Receivable (other than efforts related to the Accounts Receivable for Excluded Agreements), but shall not take any action with respect to the collection of Accounts Receivable that is inconsistent with Seller's general policy of collection of accounts receivable, and Buyer shall indemnify and hold Seller harmless from any claim related to the collection of the Accounts Receivable by Buyer, its employees, agents and/or representatives.

          (d) All outstanding principal and interest if any will be deemed due and owing on, and is to be paid in full by, the seventh anniversary of the Closing.

     2.3 Security. The obligations of Buyer under this Agreement, the Note, and the License Agreement shall be secured by an interest in the Assets under a security agreement substantially in the form attached hereto as Exhibit B ("Security Agreement").

3    ALLOCATION

     The parties agree that the Purchase Price is properly allocable and shall be allocated among the Assets in accordance with Schedule 4. The parties agree to report this transaction for federal, state and local income and other tax purposes in accordance with Schedule 4.

4    OTHER COVENANTS

     As additional consideration for the transactions set forth herein, the parties agree to the following additional covenants:.

     4.1 Right of First Refusal. So long as Buyer is not in default under this Agreement, the Note, the License Agreement, or the Security Agreement, Seller will grant to Buyer a right of first refusal to purchase, on the same terms as Seller would sell to any other third party, the rights and/or assets under any or all of the Excluded Agreements ("Right of First Refusal"). The Right of First Refusal shall be exercised as follows: In the event Seller determines, in its sole discretion, that it intends to sell such rights or assets of the Excluded Agreements to a third party, Seller will notify Buyer of such intent by sending Buyer notice, which shall include the material terms (including consideration) of the proposed sale. If Buyer chooses to exercise the Right of First Refusal, Buyer must send notice to Seller of such exercise no later than Ten (10) business days after Buyer receives Seller's notice. If Buyer chooses not to exercise the Right of First Refusal, Seller shall be free to sell such rights and/or assets to any other party. If Buyer fails to respond to the Seller's notice within Ten (10) business days, Buyer shall be deemed to have waived the Right of First Refusal for the proposed transaction set forth in Seller's notice. In order to exercise the Right of First
          Refusal, Buyer must, at the time of such exercise, have fully performed all of Buyer's obligations under this Agreement, the Note, the License Agreement, and the Security Agreement. The Right of First Refusal shall not apply to transfers to Seller's Affiliates.

     4.2 License Agreement. Seller will grant a royalty free, non-exclusive license to Buyer (in the form of the License Agreement attached as Exhibit C) ("License Agreement") for the use of the Bain's Deli trademarks, service marks, trade dress, and other intellectual property ("Marks") used in connection with the Franchise System. Upon full performance of Buyer's obligations under this Agreement, the Note, the License Agreement, and the Security Agreement, Seller will transfer ownership of the Marks to Buyer. Upon the transfer of ownership of the Marks and contemporaneous therewith, Buyer will grant a royalty-free, non-exclusive license to Seller (in the form of the License Agreement attached as Exhibit D) for use of the Marks by Seller for any remaining Excluded Agreements not transferred to Buyer or previously sold to a third party. So long as Buyer has fully performed its obligations under this Agreement, the Note, the License Agreement, and the Security Agreement, the Buyer will have the sole right to sell additional Bain's Deli franchises under the following conditions:

          (a) That such sales comply in all respects with applicable statutes and regulations governing the sale of franchises in the relevant jurisdiction, and so long as Seller has approved, in writing, Buyer's form of Uniform Franchise Offering Circular prior to such sale, which approval shall not be unreasonably withheld; and

          (b) That no Bain's Deli restaurant may be located within one (1) mile of a Quizno's Classic Subs(R) restaurant.

     4.3 Financial and other Reports. Buyer shall provide to Seller financial and accounting reports in a manner and form as Seller may reasonably require, including monthly summary reports due on the Tenth (10th) business day of each month showing the following information:

          (a) gross sales for the previous month of any restaurant or other operations owned or controlled by Buyer using the Marks, other than under the Excluded Agreements ("Bain's Restaurant"); and

          (b) royalties or other continuing fees, however characterized, received by Buyer from each Bain's Restaurant in the prior month (including any amounts that were Accounts Receivable as of February 1, 1999, but excluding Accounts Receivable from Excluded Agreements); and

          (c) a list of any Bain's Restaurants opened, closed, terminated and/or operating without authorization and any new Franchise Agreements sold in the prior month.

          (d) Within Ninety (90) days after the end of Buyer's fiscal year, an income statement and balance sheet of the Business for such fiscal year (reflecting all year-end adjustments), and a statement of changes in cash flow of the Business, prepared in accordance with generally accepted accounting principles, consistently applied. Seller reserves the right to require that Buyer have financial statements prepared and reviewed by an independent certified public accountant on an annual basis.

     4.4 Audit Rights. Buyer shall permit Seller and/or its representatives to inspect and audit the books and records of the Business at any reasonable time, and with reasonable notice, at Seller's expense. If any audit discloses a deficiency in amounts owed to Seller, then such amounts shall become immediately payable to Seller by Buyer, with interest from the date such payments were due at the lesser of Two Percent (2%) per month or the maximum rate allowed by law. In addition, if such audit discloses that the Gross Sales of the Bain's Restaurants have been understated by Two Percent (2%) or more during the audit period, Buyer shall pay all reasonable costs and expenses Seller incurred in connection with such audit, and such understatement shall be considered a breach of this Agreement.


5    CLOSING

     The closing of the sale and purchase of the Assets ("Closing") shall be deemed to have taken place at the offices of Seller, 1099 18th Street, Suite 2850, Denver, Colorado 80202 at 9:00 a.m. local time, on March 11, 1999 ("Closing Date"), or at such other location, time or date as may be agreed to by Seller and Buyer.

6    CLOSING OBLIGATIONS

     The  following   obligations   will  be  satisfied  at  Closing   ("Closing
     Obligations"):

     6.1 Seller's Obligations. At Closing, Seller shall deliver to Buyer, properly executed and acknowledged:

          (a)  a Bill of Sale for all of the transferred Assets;

          (b)  resolutions  of Seller  approving the  transactions  contemplated
               under  this  Agreement,   duly  adopted  and  authorized  by  the
               directors thereof;

          (c) assignments of the Franchise Agreements, along with a corresponding letter from Seller to each franchisee under each such Franchise Agreement (in the form attached as Exhibit E) explaining such assignment to Buyer, and directing that all obligations under each such agreement arising on or after February 1, 1999, shall be made payable to Bain's Deli Corporation, and delivered to the appropriate address as set forth in Section 15.5;

          (d)  such  other  instruments  of  sale,  transfer,   conveyance,  and
               assignment as are necessary to vest title in the Assets purchased by Buyer; and

          (e)  Trademark License Agreement for the Marks.

     6.2  Buyer's Obligations. At Closing, Buyer shall deliver to Seller:

          (a)  the Purchase Price as specified in Section 2.1; and

          (b)  such  other  instruments  of  sale,   transfer,   conveyance  and
               assignment as Seller may reasonably request.

          Satisfaction with each Closing Obligation is a condition to the parties' obligations hereunder and under the other related closing documents. In the event that any Closing Obligation is not satisfied or waived by mutual agreement of the parties, this Agreement and the related closing documents shall terminate.

7    EMPLOYEES AND EMPLOYMENT MATTERS

     7.1 No Obligations Assumed. Buyer does not assume any liabilities, duties, or obligations of Seller with respect to any current or past employees of Seller, any of Seller's employee benefits or benefit plans, or any other employment-related liability, duty, or obligation of Seller whatsoever.

8    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Buyer that as of the Closing:

     8.1 Organization, Good Standing, and Qualification. Seller is duly organized, validly existing and in good standing under the laws of the State of Colorado. Seller has all requisite power and authority to own and operate its properties and to carry on its business as now conducted, to enter into this Agreement and to carry out and perform its obligations under this Agreement.

     8.2  Authorization;  Binding  Obligation.  The  execution  and  delivery by
          Seller of this Agreement and all of the documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Seller. This Agreement and each of the other documents and instruments required hereby have been fully executed and delivered by Seller and constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

     8.3 Assets. Other than the Marks and the Excluded Agreements, the Assets are all tangible and intangible personal property owned by, in the possession of or used by Seller in connection with the Business and such personal property constitutes all such personal property necessary for the conduct of the Business as now conducted. Seller has good and marketable title to each and, collectively, all of the Assets, free and clear of any and all liens (other than as set forth in the Indemnification Agreement), agreements, restrictions, claims, security interest, pledges, charges, equities and other encumbrances.

     8.4 No Violation. The execution, delivery and compliance with and performance by Seller of this Agreement and each of the other documents and instruments required hereby do not and will not (i) violate the articles of incorporation or bylaws of Seller or any law, statute, rule, regulation, order, judgment or decree to which Seller is subject, (ii) conflict with or result in a breach of or constitute a default under any contract, agreement or other instrument to which Seller is a party or by which Seller or any of Seller's assets or properties are bound or to which Seller or any of Seller's assets or properties are subject (other than as referenced in the Indemnification Agreement), (iii) result in or require the creation of any lien upon Seller's capital stock or upon any of Seller's properties or assets, (iv) require any approval or consent of any person or entity under any contract, agreement or other instrument to which Seller is a party or by which Seller or any of Seller's assets or properties are bound or to which Seller or any of Seller's assets or properties are subject, other than the consents specifically set forth herein.

     8.5 Government Consents. The execution, delivery, and performance by Seller of this Agreement and each of the other documents and instruments required hereby, and the consummation of the transactions contemplated hereby and thereby, do not and will not require any authorization, consent, approval, permit, filing, registration ,or exemption, or other action by or notice to any court or administrative or governmental body.

     8.6 No Brokers. Seller has not employed, either directly or indirectly, or incurred any liability to, any broker, finder or other agent in connection with the transactions contemplated by this Agreement. Seller agrees to indemnify Buyer for any claims brought by any broker, finder or other agent claiming to have acted on behalf of Seller in connection with this sale.

     8.7 Taxes. Seller has duly filed or will file when due all federal, state and local tax returns and reports, and all returns and reports of other governmental units having jurisdiction with respect to taxes imposed upon any of the Assets or taxes imposed on Seller which might create a lien on any of the Assets, and Seller has paid or will pay when due all such taxes, including without limitation ad valorem taxes and employment taxes, for all years up to and including all periods through the date immediately preceding the Closing Date, which the failure to file or pay would result in a valid and subsisting lien on the Assets after transfer thereof to Buyer. Seller will indemnify Buyer against any claims arising from failure to comply with any Bulk Sales Act requirement.

     8.8 Contracts and Other. There are no contracts or other agreements (other than the Franchise Agreements and Excluded Agreements) to which Seller is a party or to which it or its assets or properties are bound or subject with respect to the Business, including without limitation licenses, employment contracts, personal or real property leases, or purchase contracts.

9    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer  hereby  represents,  warrants  and  covenants  to Seller  that as of
     Closing:

     9.1  Familiarity  with  Assets.  Buyer is an existing  owner of Bain's Deli restaurants and a former owner of the Franchise System, and is familiar with the Franchise System, its assets, business and operations. Buyer has had an opportunity to ask questions of and receive satisfactory answers from Seller, or any person or persons acting on its behalf, concerning the Assets, and all such questions have been answered to the full satisfaction of the Buyer. Buyer further represents and acknowledges that Buyer has not relied and is not relying on any representations and warranties of Seller other than the specific representations and warranties set forth in Section 8. Buyer acknowledges that as of the date of this Agreement, there are multiple Franchise Agreements that are in default, including without limitation, for failure to pay royalties, and Buyer shall take such steps as Buyer deems necessary to address such defaults. Buyer releases Seller from any and all claims that might arise from such defaults, and acknowledges that Seller has made no representation or warranty whatsoever concerning the condition (financial or otherwise) of the Assets as of Closing except those specifically stated in
          Section 8.

     9.2 Organization, Good Standing and Qualification. Buyer is a Pennsylvania corporation duly organized, validly existing and in good standing. Buyer has all requisite power and authority to own and operate each of its properties and to carry on its business as now conducted, to enter into this Agreement and to carry out and perform its obligations under this Agreement.

     9.3 Authorization; Binding Agreement. The execution and delivery by Buyer of this Agreement and all of the documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Buyer. This Agreement and each of the other documents and instruments required hereby have been duly executed and delivered by Buyer and constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

     9.4 No Violation. The execution, delivery, compliance with and performance by Buyer of this Agreement and each of the other documents and instruments required hereby do not and will not (i) violate the articles of incorporation or bylaws of Buyer or any law, statute, rule, regulation, order, judgment or decree to which Buyer is subject, or (ii) conflict with or result in a breach of or constitute a default under any contract, agreement or other instrument to which Buyer is a party or by which Buyer or any of its assets or properties is bound or to which Buyer or any of its assets or properties is subject.

     9.5 Consents. The execution, delivery and performance by Buyer of this Agreement and each of the other documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby do not and will not require any authorization, consent, approval, permit, filing, registration or exemption or other action by or notice to any court or administrative or governmental body.

     9.6 Brokers. Buyer has not employed, either directly or indirectly, or incurred any liability to, any broker, finder or other agent in connection with the transactions contemplated by this Agreement. Buyer agrees to indemnify Seller for any claims brought by any broker, finder or other agent claiming to have acted on behalf of Buyer in connection with this sale.

     9.7 Taxes. Buyer shall file when due all federal, state and local tax returns and reports, and all returns and reports of other governmental units having jurisdiction with respect to taxes imposed upon any of the Assets, or taxes imposed on Buyer which might create a lien on any of the Assets, and will pay when due all such taxes, including without limitation ad valorem and employment taxes, which arise on or after the Closing Date.

10   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

     The   obligations  of  Buyer  under  this  Agreement  are  subject  to  the satisfaction, at or prior to the Closing, of the following conditions, all or any of which may be waived in writing by Buyer:

     10.1 Accuracy of Seller's Representations and Warranties. All representations and warranties made by Seller in this Agreement and in any written statement delivered to Buyer by Seller under this Agreement shall be true and correct as of the Closing.

     10.2 Performance by Seller. Seller shall have performed and complied with all its respective obligations required by this Agreement to be performed or complied with by it at or prior to the Closing.

     10.3 Delivery of Documents. All documents required to be delivered by Seller at or prior to the Closing shall have been properly executed by Seller and delivered to Buyer in form and substance reasonably satisfactory to Buyer.

     10.4 Governmental and Other Consents. All necessary approvals, consents and clearances from governmental authorities and others in connection with the transactions contemplated by this Agreement shall have been obtained at or prior to the Closing.

     10.5 Closing Obligations. All Closing Obligations to be performed by Seller have been satisfied or waived in writing by Buyer.

11   CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

     The obligations of Seller under this Agreement are subject to the satisfaction, at or prior to the Closing, of the following conditions, all or any of which may be waived in writing by Seller:

     11.1 Accuracy of Buyer's Representations and Warranties. All representations and warranties made by Buyer in this Agreement and in any written statements delivered to Seller by Buyer under this Agreement shall be true and correct as of the Closing.

     11.2 Performance by Buyer. Buyer shall have performed and complied with all obligations of Buyer required by this Agreement to be performed or complied with by it at or prior to the Closing.

     11.3 Delivery of Documents. All documents required to be delivered by Buyer at or prior to the Closing shall have been properly executed by Buyer and delivered to Seller in form and substance reasonably satisfactory to Seller.

     11.4 Closing Obligations. All Closing Obligations to be performed by Buyer have been satisfied or waived in writing by Seller.

12   SURVIVAL OF REPRESENTATIONS AND WARRANTIES20

     All covenants, agreements, representations, warranties, and conditions of the Closing contained in this Agreement that are intended to be made or performed at or prior to the Closing shall survive after the Closing.

13   INDEMNIFICATION

     13.1 Indemnification by Seller. Seller agrees to indemnify and hold harmless Buyer and/or any of its affiliates, officers, shareholders, directors, agents, and representatives from and against any and all loss, claim, liability, obligation and/or expense (including attorneys' fees) that arises from (a) the breach by Seller of any of its covenants, agreements, representations, or warranties as set forth in this Agreement, or (b) any liability, obligation, or commitment of any nature relating to the Assets or the Business based on events and/or obligations occurring prior to Closing; provided, however, that to qualify for such defense and indemnification, Buyer must give Seller prompt written notice of any such claim and allow Seller, at its sole expense, to operate and control the defense of such claim and any related settlement negotiations. Buyer shall reasonably cooperate with Seller in such defense.

     13.2 Indemnification by Buyer. Buyer agrees to indemnify and hold harmless Seller and/or any of Seller's affiliates, officers, managers, members, agents, and representatives from and against any and all loss, claim, liability, obligation and/or expense (including attorneys' fees) that arises from (a) the breach by Buyer of any of its covenants, agreements, representations, or warranties as set forth in this Agreement, or (b) any liability, obligation, or commitment of any nature relating to the Assets or the Business based on events and/or obligations occurring on or after the Closing Date; provided, however, that, to qualify for such defense and indemnification, Seller must give Buyer prompt written notice of any such claim and allow Buyer, at its sole expense, to operate and control the defense of such claim and any related settlement negotiations. Seller shall reasonably cooperate with Buyer in such defense.

     13.3 Other Indemnification Provisions. The foregoing indemnification provisions are in additional to, and not in derogation of, any statutory or common law remedy any party may have for breach of representation, warranty, covenant, or contract.

14   CONFIDENTIALITY

     Except as specifically provided herein and to the extent reasonably necessary to perform its obligations or exercise or enforce its rights hereunder, no party shall provide or disclose to any third party (except affiliates), or use, unless authorized in writing to do so by the other party or properly directed or ordered to do so by public authority, any information or matter that constitutes or concerns the terms and conditions of this Agreement or that regards any dealings or negotiations with the other party related to this Agreement; provided, however, that the parties may consult with their respective counsel with respect to such information and matter provided that said counsel agree to abide by the terms and conditions of this Section.

15   MISCELLANEOUS

     15.1 Expenses. Each of the parties hereto shall pay its own fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     15.2 Entire Subject Matter; Amendment. This Agreement and the other documents referred to herein contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, either oral or written. This Agreement may not be amended, or any term or condition waived, except by a writing signed by each of the parties hereto.

     15.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. Seller may assign this Agreement and the other closing documents without consent and in its absolute discretion so long as the assignee assumes the obligations arising hereunder and thereunder. Buyer may not assign this Agreement or any other closing document without Seller's consent, which consent shall not be unreasonably withheld.

     15.4 Counterparts. This Agreement may be executed in one or more counterparts and sent via facsimile, any one of which need not contain the signatures of all parties, but all of which counterparts when taken together will constitute one and the same Agreement.

     15.5 Notices. Any notice and similar communications concerning this Agreement ("Notice") shall be in writing and shall be either (a) delivered in person (including by a nationally recognized courier service such as Federal Express); or (b) sent to the other party by certified mail with return receipt requested. Notices shall be delivered or sent as follows or to such other address as a party may hereafter establish by Notice given in the manner prescribed in this Section.

      If to Seller:

           The Quizno's Acquisition Company
           1099 18th Street
           Suite 2850
           Denver, Colorado 80202
           Fax: (303) 291-0909
           Attention:  Legal Department

      If to Buyer:

           Bain's Deli Corporation
           3002 Hopkinson House
           Philadelphia, Pennsylvania 19106
           Fax: (215) 829-1510
           Attention: Jeffrey Jolles, President

     15.6 Headings. The titles and headings herein are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

     15.7 Governing Law and Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. The parties hereto consent to venue and jurisdiction in, and agree that the sole venue shall be, the District Court in and for the City and County of Denver, Colorado, or in the United States District Court for the District of Colorado, for any action commenced relating to this Agreement or the transactions contemplated hereby. The parties agree that any action or proceeding arising out of this Agreement shall be heard by a court sitting without a jury and thus hereby waive all rights to a trial by jury.

     15.8 Attorneys' Fees. In the event of any dispute hereunder, or any default in the performance of any term or condition of this Agreement, the prevailing party shall be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees.

     15.9 Schedules and Exhibits. The Schedules and Exhibits attached hereto are incorporated by reference into this Agreement.

     15.10Further  Assurances.  Each of the parties  hereto shall,  from time to time after the Closing, upon the request of any other party hereto, duly execute, acknowledge and deliver all such further instruments and documents reasonably required to further effectuate the interests and purposes of this Agreement. IN WITNESS WHEREOF, the parties have executed this Agreement themselves or by their authorized representatives.

BUYER:                              SELLER:

BAIN'S DELI CORPORATION             THE QUIZNO'S ACQUISITION
COMPANY



By:                                 By:


Its:                                Its:


JEFFREY JOLLES